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                                 SCHEDULE 13D
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|  CUSIP NO. 45815Y105  |                           | PAGE 14  OF  17   PAGES  |
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                                   EXHIBIT C
                                   ---------

          STATEMENT APPOINTING DESIGNATED FILER AND AUTHORIZED SIGNER


     The undersigned entities and individuals (the "Reporting Persons") hereby designate MAYFIELD VIII (the "Designated Filer") as the beneficial owner to make filings of Schedules 13D and 13G (and any amendments thereto) pursuant to
Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act") and of Forms 3, 4 and 5 pursuant to Section 16(a) of the Exchange Act (collectively, the "Reports") with respect to the securities of Intensiva HealthCare Corp. (the "Company").

     Each Reporting Person hereby further authorizes and designates GEORGE A. PAVLOV (the "Authorized Signer") to execute and file on behalf of such Reporting Person the Reports with respect to the securities of the Company, including all Schedules 13D and 13G and Forms 3, 4 and 5, and any amendments thereto, that the Reporting Person may be required to file with the United States Securities and Exchange Commission as a result of the Reporting Person's ownership of, or transactions in, securities of the Company.

     The authority of the Designated Filer and the Authorized Signer under this document with respect to each Reporting Person shall continue until such Reporting Person is no longer required to file Forms 3, 4 and 5 or Schedules 13D or 13G with respect to the Reporting Person's ownership of, or transactions in, securities of the Company, unless earlier revoked in writing. Each Reporting Person acknowledges that the Designated Filer and the Authorized Signer are not assuming any of the Reporting Person's responsibilities to comply with Section 13(d) or Section 16 of the Exchange Act.


             11/22/96
Date: ______________________        MAYFIELD VIII,
                                    a California Limited Partnership

                                    By:  Mayfield VIII Management, L.L.C.,
                                         Its General Partner

                                         /s/ W.G. Van Auken III
                                    By:  ____________________________
                                         Managing Member
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                                 SCHEDULE 13D
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|  CUSIP NO. 45815Y105  |                           | PAGE 15  OF  17 PAGES    |
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            11/22/96
Date: ______________________        MAYFIELD VIII MANAGEMENT, L.L.C.,
                                    a Delaware Limited Liability Company


                                         /s/ W.G. Van Auken III
                                    By:  _____________________________
                                         Managing Member


            11/22/96
Date: ______________________        MAYFIELD ASSOCIATES FUND II,
                                    a California Limited Partnership


                                         /s/ W.G. Van Auken III
                                    By:  _____________________________
                                         General Partner


            11/22/96                /s/ Yogen K. Dalal*
Date:______________________         _________________________________
                                    YOGEN K. DALAL


            11/22/96                /s/ Kevin A. Fong
Date: ______________________        _________________________________
                                    KEVIN A. FONG


            11/22/96                /s/ A. Grant Heidrich III
Date: ______________________        _________________________________
                                    A. GRANT HEIDRICH III


            11/22/96                /s/ Russell C. Hirsch*
Date: ______________________        _________________________________
                                    RUSSELL C. HIRSCH


            11/22/96                /s/ Wende S. Hutton*
Date: ______________________        _________________________________
                                    WENDE S. HUTTON

                                       2
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                                 SCHEDULE 13D
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|  CUSIP NO. 45815Y105  |                           | PAGE  16  OF  17   PAGES |
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             11/22/96               /s/ Michael J. Levinthal*
Date: ______________________        _________________________________
                                    MICHAEL J. LEVINTHAL


             11/22/96               /s/ F. Gibson Myers, Jr.*
Date: ______________________        _________________________________
                                    F. GIBSON MYERS, JR.


             11/22/96               /s/ William D. Unger
Date: ______________________        _________________________________
                                    WILLIAM D. UNGER


             11/22/96               /s/ Wendell G. Van Auken III
Date: ______________________        _________________________________
                                    WENDELL G. VAN AUKEN III

*By:  George A. Pavlov,
      ----------------------
      Attorney-in-fact

                                       3